UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2014

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement.

On June 1, 2014, Ventas, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with American Realty Capital Healthcare Trust, Inc., a Maryland corporation (“ARC Healthcare”), Stripe Sub, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“Merger Sub”), Stripe OP, LP, a Delaware limited partnership of which Merger Sub is the sole general partner (“OP Merger Sub”), and American Realty Capital Healthcare Trust Operating Partnership L.P., a Delaware limited partnership (the “OP”), of which ARC Healthcare is the sole general partner. The Merger Agreement provides for the merger of ARC Healthcare with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Merger”), and for the merger of OP Merger Sub with and into OP, with OP continuing as the surviving partnership (the “Partnership Merger” and together with the Merger, the “Mergers”). The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, including the Partnership Merger.  Capitalized terms used in this Current Report on Form 8-K but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01, of ARC Healthcare (“ARC Healthcare Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by ARC Healthcare, any wholly owned subsidiary of ARC Healthcare, the Company or any wholly owned subsidiary of the Company, which will be cancelled) will be converted into the right to receive, pursuant to an election made by each holder of ARC Healthcare’s common stock, (i) $11.33 in cash or (ii) 0.1688 (the “Exchange Ratio”) shares of common stock, par value $0.25, of the Company (“Company Common Stock”).  In no event will the aggregate consideration paid in cash be paid on more than 10% of the shares of ARC Healthcare Common Stock issued and outstanding as of immediately prior to the Effective Time and, if the aggregate elections for payment in cash exceed such 10% threshold, then the amount of cash consideration paid on cash elections will be reduced on a pro rata basis with the remaining consideration paid in Company Common Stock. Non-electing stockholders will receive Company Common Stock based on the Exchange Ratio.  Under the Merger Agreement, at the Effective Time, each of ARC Healthcare’s outstanding restricted shares will vest in full and will be converted into the right to receive the merger consideration as if they were shares of ARC Healthcare Common Stock.

In addition, at the Effective Time: (i) ARC Healthcare’s interest as the general partner of the OP will remain outstanding and constitute the only outstanding general partnership interest in the Surviving Partnership; and (ii) each unit of limited partnership interests in the OP (the “OP Units”) issued and outstanding immediately prior to the effective time of the Partnership Merger, including the 5,613,374 OP Units to be issued in respect of the termination of the Listing Note Agreement dated April 7, 2014 (the “Listing Note Agreement”) by and between the OP and American Realty Capital Healthcare Special Limited Partnership, LLC (the “SLP”), the special limited partner of the OP, will be converted into such number of Class C Units (as defined in the limited partnership agreement of the Surviving Partnership as contemplated by the Merger Agreement to be amended and restated) of the Surviving Partnership as is equal to the Exchange Ratio.  For purposes of clause (ii) above, the SLP will be treated as having contributed its right to distributions from the OP pursuant to its special limited partnership interest in the OP to the OP in exchange for 5,613,374 OP Units.  In addition, unless otherwise notified by the Company, prior to the Effective Time, ARC Healthcare has agreed to take or cause to be taken any and all actions necessary or appropriate to terminate ARC Healthcare’s Employee and Director Incentive Restricted Share Plan and ARC Healthcare’s 2011 Stock Option Plan, contingent on the occurrence of the Effective Time.

ARC Healthcare and the Company have made representations and warranties to each other in the Merger Agreement. Subject to certain exceptions, ARC Healthcare has agreed, among other things, not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer or request from third parties regarding other proposals to acquire ARC Healthcare, and not to engage in any discussions or negotiations regarding any such proposal, or furnish to any third party non-public information regarding ARC Healthcare. ARC Healthcare has also agreed to certain other restrictions on its ability to respond to any such proposals. The Merger Agreement also includes certain termination rights for both ARC Healthcare and the Company and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, ARC Healthcare may be required to pay to the Company expense reimbursement in an amount equal to $10,000,000. The Merger Agreement also provides for the payment of a termination fee by ARC Healthcare in the amount of $55,000,000 (net of the expense reimbursement, if previously paid) if the Merger Agreement is terminated under specified circumstances.

The completion of the Merger is subject to various customary conditions, including, among others, the approval by ARC Healthcare’s stockholders of the Merger, the absence of any law, order or injunction prohibiting the consummation of the Merger, declaration of effectiveness of the registration statement on Form S-4 relating to the shares of Company Common Stock to be issued in the Merger, and authorization of such shares for listing on the New York Stock Exchange, subject to official notice of issuance, the accuracy of the other party’s representations and warranties (subject to customary qualifications), the other party’s material compliance with its covenants and agreements contained in the Merger Agreement, the absence of any event that has had or would reasonably be expected to have a material adverse effect on the other party since the date of the Merger Agreement, the receipt by each party of opinions to the effect that the Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and opinions that both ARC Healthcare and the Company will qualify as REITs under the Code, and, in the case of the Company’s obligation to complete the Merger, the receipt of required regulatory approvals, and the continued effectiveness of amendments entered into as of the date of the Merger Agreement terminating, immediately prior to and contingent upon the closing of the Merger, certain agreements to which ARC Healthcare is a party, including amendments terminating the Listing Note Agreement, the Third Amended and Restated Advisory Agreement dated as of April 7, 2014 by and among ARC Healthcare, the OP and American Realty Capital Healthcare Advisors, LLC (the “Advisor”), the Property Management and Leasing Agreement dated February 18, 2011 by and among ARC Healthcare, the OP and American Realty Capital Healthcare Properties, LLC, and ARC Healthcare’s 2014 Multi-Year Outperformance Agreement dated as of April 7, 2014 by and among ARC Healthcare, the OP and the Advisor.

The foregoing summary description of the material terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the

Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, are subject to scheduled exceptions and may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily and should not be relied on as characterizing the actual state of facts about ARC Healthcare or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that ARC Healthcare and the Company make publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Company expects to prepare and file with the Securities and Exchange Commission a registration statement on Form S-4, which will contain a proxy statement of ARC Healthcare and a prospectus of the Company, and each party will file other documents with respect to the Company’s proposed acquisition of ARC Healthcare. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ARC Healthcare with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov.  Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.ventasreit.com/, and copies of the documents filed by ARC Healthcare with the SEC are available free of charge on ARC Healthcare’s website at http://www.archealthcaretrust.com/.

Participants in Solicitation Relating to the Merger

The Company, ARC Healthcare, the Advisor and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ARC Healthcare’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement for the Company’s 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Information regarding ARC Healthcare’s and the Advisor’s directors and executive officers can be found in ARC Healthcare’s definitive proxy statement for ARC Healthcare’s 2014 annual meeting of stockholders, filed with the SEC on April 28, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARC Healthcare, as applicable, using the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding the Company’s, ARC Healthcare’s or their tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements.  These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s or ARC Healthcare’s expectations.  The Company and ARC Healthcare do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s or ARC Healthcare’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s and ARC Healthcare’s filings with the SEC.  These factors include without limitation: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (b) the inability to complete the Mergers due to the failure to obtain ARC Healthcare stockholder approval of the Merger or the failure to satisfy other conditions to completion of the Mergers, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the Mergers; (c) risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; (d) the inability to obtain regulatory approvals for the Merger; (e) the effect of the announcement of the proposed Mergers on the Company’s or ARC Healthcare’s relationships with their respective customers, tenants, lenders or on their operating results and businesses generally; (f) the outcome of any legal proceedings relating to the Mergers or the Merger Agreement; (g) risks to the consummation of the Mergers, including the risk that the Merger will not be consummated within the expected time period or at all; (h) the ability and willingness of the Company’s or ARC Healthcare’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company or ARC Healthcare, including, in some cases, their obligations to indemnify, defend and hold harmless the Company or ARC Healthcare from and against various claims, litigation and liabilities; (i) the ability of the Company’s or ARC Healthcare’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (j) the Company’s and ARC Healthcare’s success in implementing their business strategies and the Company’s and ARC Healthcare’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (k)

macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (l) the nature and extent of future competition, including new construction in the markets in which the Company’s or ARC Healthcare’s seniors housing communities and medical office buildings (“MOBs”) are located; (m) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (n) increases in the Company’s or ARC Healthcare’s borrowing costs as a result of changes in interest rates and other factors; (o) the ability of the Company’s or ARC Healthcare’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s or ARC Healthcare’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (p) changes in general economic conditions or economic conditions in the markets in which the Company or ARC Healthcare may, from time to time, compete, and the effect of those changes on the Company’s or ARC Healthcare’s revenues, earnings and funding sources; (q) the Company’s and ARC Healthcare’s ability to pay down, refinance, restructure or extend their indebtedness as it becomes due; (r) the Company’s and ARC Healthcare’s ability and willingness to maintain their qualification as a REIT in light of economic, market, legal, tax and other considerations; (s) final determination of the Company’s and ARC Healthcare’s taxable net income for the year ended December 31, 2013 and for the year ending December 31, 2014; (t) the ability and willingness of the Company’s and ARC Healthcare’s tenants to renew their leases with the Company or ARC Healthcare upon expiration of the leases, the Company’s and ARC Healthcare’s ability to reposition their properties on the same or better terms in the event of nonrenewal or in the event the Company or ARC Healthcare exercises their right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company or ARC Healthcare may incur in connection with the replacement of an existing tenant or manager; (u) risks associated with the Company’s or ARC Healthcare’s senior living operating portfolio, such as factors that can cause volatility in the Company’s or ARC Healthcare’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (v) changes in exchange rates for any foreign currency in which the Company or ARC Healthcare may, from time to time, conduct business; (w) year-over-year changes in the Consumer Price Index or retail price index and the effect of those changes on the rent escalators contained in the Company’s or ARC Healthcare’s leases, and on the Company’s earnings; (x) the Company’s and ARC Healthcare’s ability and the ability of their tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (y) the impact of increased operating costs and uninsured professional liability claims on the Company’s or ARC Healthcare’s liquidity, financial condition and results of operations or that of the Company’s or ARC Healthcare’s tenants, operators, borrowers and managers, and the ability of the Company or ARC Healthcare and the Company’s or ARC Healthcare’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (z) risks associated with the Company’s or ARC Healthcare’s MOB portfolio and operations, including the Company’s and ARC Healthcare’s ability to successfully design, develop and manage MOBs, to accurately estimate their costs in fixed fee-for-service projects and to retain key personnel; (aa) the ability of the hospitals on or near whose campuses the Company’s or ARC Healthcare’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (ab) the Company’s and ARC Healthcare’s ability to build, maintain and expand their relationships with existing and prospective hospital and health system clients; (ac) risks associated with the Company’s or ARC Healthcare’s investments in joint ventures and unconsolidated entities, including their lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (ad) the impact of market or issuer events on the liquidity or value of the Company’s or ARC Healthcare’s investments in marketable securities; (ae) merger and acquisition activity in the healthcare and seniors housing industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s or ARC Healthcare’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s or ARC Healthcare’s tenants, operators, borrowers or managers; and (af) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company, ARC Healthcare or their tenants, operators, borrowers or managers.  Many of these factors are beyond the control of the Company, ARC Healthcare and their management.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger dated as of June 1, 2014 by and among Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. and American Realty Capital Healthcare Trust Operating Partnership, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: June 5, 2014	By:	/s/ Kristen M. Benson
	Name:	Kristen M. Benson
	Title:	Senior Vice President, Associate
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger dated as of June 1, 2014 by and among Ventas, Inc., Stripe Sub, LLC, Stripe OP, LP, American Realty Capital Healthcare Trust, Inc. and American Realty Capital Healthcare Trust Operating Partnership, L.P.